Exhibit 32.1

CHIEF EXECUTIVE OFFICER SECTION 1350 CERTIFICATION

I, Thomas L. Dempsey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A for Saddlebrook Resorts, Inc. for the period ended September 30, 2020 fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of Saddlebrook Resorts, Inc.

Date: December 4, 2020	/s/ Thomas L. Dempsey
Thomas L. Dempsey
Chairman of the Board and
Chief Executive Officer